UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2012

ZAZA ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware001-3543245-2986089

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1301 McKinney Street, Suite 3000 Houston, Texas (Address of principal executive offices)	77010 (Zip Code)

Registrant’s telephone number, including area code: (713) 595-1900

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01             Completion of Acquisition or Disposition of Assets.

On December 21, 2012, ZaZa Energy Corporation (the “Company”), pursuant to that certain Share Purchase Agreement dated November 13, 2012 (the “Purchase Agreement”), through its wholly-owned subsidiary ZaZa France SAS (“Seller”), completed the sale of 100% of the shares in ZaZa Energy France SAS to Vermillion REP SAS, a wholly-owned subsidiary of Vermillion Energy Inc.

Upon the closing, the net purchase price paid to Seller was approximately $76.0 million in cash following the application of certain closing adjustments required by the Purchase Agreement.  Following reductions for advisor fees,  estimated liquidation costs and taxes, the net proceeds to Company were approximately $68.0 million.  The Company used approximately half of the net proceeds to pay down part of its remaining senior secured notes.  Additionally, as part of the Paris Basin Agreement signed with Hess Corporation (“Hess”)  in July 2012, $15.0 million of the sales proceeds will be held in escrow until all exploration permits for the Paris Basin are successfully transferred to Hess.  The remaining net proceeds will be used by the Company to fund its development program.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 19, 2012 and incorporated herein by reference.

Item 7.01.             Regulation FD Disclosure

On December 27, 2012, the Company issued a press release announcing the closing of the transaction contemplated by the Purchase Agreement, as described in Item 2.01 above.  A copy of the press release is furnished as part of this Current Report on Form 8-K as Exhibit 99.1 hereto.

In accordance with General Instruction B.2 of Form 8-K, the information being furnished pursuant to Item 7.01 of this Form 8-K and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01             Financial Statements and Exhibits.

(b)             Pro Forma Financial Information.

The Company will file the financial statements as required by this Item not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d)             Exhibits.

The following exhibits are filed in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit	Name of Document
2.1

Share Purchase Agreement, dated November 13, 2012, by and between ZaZa France SAS and Vermillion REP SAS (incorporated herein by reference to Exhibit 10.1 to ZaZa Energy Corporation’s Current Report on Form 8-K filed on November 19, 2012)

99.1*	Press Release of ZaZa Energy Corporation, dated December 27, 2012, regarding the sale by ZaZa France SAS of all the shares of its wholly owned subsidiary, ZaZa Energy France SAS

____________________________

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAZA ENERGY CORPORATION

Date: December 27, 2012By: /s/ Todd A. Brooks

Name: Todd A. Brooks

Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Name of Document
2.1

Share Purchase Agreement, dated November 13, 2012, by and between ZaZa France SAS and Vermillion REP SAS (incorporated herein by reference to Exhibit 10.1 to ZaZa Energy Corporation’s Current Report on Form 8-K filed on November 19, 2012)

99.1*	Press Release of ZaZa Energy Corporation, dated December 27, 2012, regarding the sale by ZaZa France SAS of all the shares of its wholly owned subsidiary, ZaZa Energy France SAS

____________________________

* Filed herewith.